Fees Summary	Jun. 17, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,995,452,500.00
Previously Paid Amount	0.00
Total Fee Amount	305,505.00
Total Offset Amount	0.00
Net Fee	$ 305,505.00
Final Prospectus	false